Other investments	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Other investments
22. Other investments

	Investments designated as measured at FVTOCI £m	Investments measured at FVTPL £m	2021 £m	Investments designated as measured at FVTOCI £m	Investments measured at FVTPL £m	2020 £m
At 1 January	2,939	121	3,060	1,781	56	1,837

Additions	125	52	177	409	3,205	3,614

Net fair value movements through Other comprehensive income	(897)	–	(897)	1,318	–	1,318

Net fair value movements through profit or loss	–	37	37	–	(438)	(438)

Disposals and settlements	(240)	(11)	(251)	(569)	(2,702)	(3,271)
At 31 December	1,927	199	2,126	2,939	121	3,060
Other investments comprise
non-current
equity investments which are recorded at fair value at each balance sheet date. For investments traded in an active market, the fair value is determined by reference to the relevant stock exchange quoted bid price. For other investments, the fair value is estimated by management with reference to relevant available information, including the current market value of similar instruments, recent financing rounds and discounted cash flows of the underlying net assets. Net fair value movements include the impact of exchange (gains of £20 million through Other comprehensive income and £2 million through profit or loss) (2020 – losses of £91 million and £nil respectively). Other investments include listed investments of £1,736 million (2020 – £2,281 million).
GSK has elected to designate the majority of its equity investments as measured at fair value through
O
ther comprehensive income (FVTOCI). The most significant of these investments held at 31 December 2021 were in CureVac AG in which the Group held 8% and Vir Biotechnology in which the Group held 6.5%. These investments had a fair value at 31 December 2021 of £380 million (2020 – £887 million) and £266 million (2020 – £130 million) respectively. The other investments include equity stakes in companies with which GSK has research collaborations and in companies which provide access to biotechnology developments of potential interest. In June 2020, GSK issued US$ US notes which are exchangeable at the option of the note holders at any time until maturity of the notes in June 2023 for shares held by GSK in Theravance Biopharma, Inc. If the notes are exchanged, GSK expects to deliver the shares but may, at its option under certain circumstances, deliver cash or a combination of Theravance Biopharma shares and cash. The Theravance Biopharma shares are measured at FVTOCI and had a fair value at 31 December 2021 of £79 million (2020 – £126 million).
On disposal of equity investments measured at FVTOCI, the accumulated fair value movements are reclassified from the fair value reserve to retained earnings. Investments with a fair value of £240 million (2020 – £569 million) were disposed of during the year. The cumulative gain on these investments after tax was £132 million (2020 – £163 million).
Certain other investments, such as investments in funds with limited lives and investments acquired with an intention to sell, are measured at fair value through profit or loss (FVTPL). Additions and disposals of investments measured at FVTPL in 2020 include
d
the acquisition of shares in Hindustan Unilever Limited on the merger of GSK’s Indian listed Consumer Healthcare entity with Hindustan Unilever and the subsequent divestment of those shares
.